Capital disclosures	12 Months Ended
Dec. 31, 2019
Disclosure Of Capital Disclosures [Abstract]
Capital disclosures
21.	Capital disclosures

	2019	2018
Warrant liability	$-	$157
Finance lease obligations	-	818
Lease liabilities	38,237	-
Long-term debt	8,834	125,804
Total equity (deficiency)	94,934	(63,146)
Cash and cash equivalents	(61,285)	(7,389)
Total capital	$80,720	$56,244

The Company’s objective in managing capital is to ensure sufficient liquidity to finance its research and development activities, administration, selling and marketing expenses, working capital and overall expenditures on capital and intangible assets. The Company makes every effort to manage its liquidity to minimize dilution to its shareholders, whenever possible. The Company is subject to one externally imposed capital requirement (note 16) and the Company’s overall strategy with respect to capital risk management remains unchanged from the year ended December 31, 2018.